SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ___________

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): October 24, 2003


                             ARTHROCARE CORPORATION
                    _________________________________________
             (Exact name of registrant as specified in its charter)


        Delaware                     0-027422                  94-3180312
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                    Identification Number)


                               680 Vaqueros Avenue
                           Sunnyvale, California 94085
                           ---------------------------
          (Address of principal executive offices, including zip code)


                                 (408) 736-0224
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 5:  Other Events and Required FD Disclosure.

     On October 24, 2003, ArthroCare Corporation issued a press release announcing that it had signed a definitive agreement to acquire Medical Device Alliance Inc. and its wholly-owned subsidiary, Parallax Medical, Inc. A copy of the press release is attached as Exhibit 99.1.

Item 7:  Financial Statements, Pro Forma Financial Information and Exhibits.

           (c)    Exhibits

                   99.1     Press Release, dated October 24, 2003.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ARTHROCARE CORPORATION


Date:    October 27, 2003              By: /s/ Michael A. Baker
                                           -------------------------------------
                                           Michael A. Baker
                                           President and Chief Executive Officer








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                                  EXHIBIT INDEX


Exhibit
  No.              Description
-------            -----------

  99.1             Press Release, dated October 24, 2003.